PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	6 Months Ended
Mar. 31, 2024
PROPERTY, PLANT AND EQUIPMENT, NET
Schedule of property and equipment

	As of	As of
	March 31, 2024	September 30, 2023
Property and Buildings	$13,022,964	$12,889,450
Machinery and equipment	18,053,537	17,833,560
Automobiles	288,707	285,747
Office and electric equipment	197,196	195,174
Subtotal	31,562,404	31,203,931
Less: accumulated depreciation	(22,801,330)	(22,060,348)
Property and equipment, net	$8,761,074	$9,143,583